EXHIBIT 10.40

Execution Original

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT, dated as of January 20, 2011 (this “Agreement”), is entered into by and among Mercantile Bancorp, Inc., a Delaware corporation (“Borrower”), and Great River Bancshares, Inc., a Nevada corporation (“Lender”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Amended Loan Agreement (as defined below).

RECITALS

WHEREAS, Borrower and Lender are parties to that certain Fourth Amended and Restated Loan Agreement dated as of April 30, 2009, as amended from time to time, including the agreements related thereto (collectively, the “Amended Loan Agreement”);

WHEREAS, pursuant to the Amended Loan Agreement, Borrower had borrowed certain funds from Lender and Lender had agreed to provide a revolving credit facility to the Borrower; and

WHEREAS, each party has satisfied all of its obligations under the Amended Loan Agreement and now desires to terminate the Amended Loan Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Lender acknowledges and agrees that (i) all Obligations (including, without limitation, for principal, interest and fees) of the Borrower to the Lender under the Amended Loan Agreement have been paid and satisfied in full; and (ii) all security interests and other liens granted to or held by Lender in any property of Borrower as security for such Obligations are hereby released and discharged.

2.        Borrower acknowledges and agrees that the Liquidity Revolving Credit Period has expired and Lender has no further obligation to Borrower or any other Obligor to make any loans or provide any other financial accommodations to Borrower or any Obligor or any of their respective affiliates.

3.        The parties agree that the Amended Loan Agreement is hereby terminated and of no further force or effect.

4.        Lender agrees to return to Borrower within ten (10) days of the date hereof all collateral of Borrower now held by Lender or its Affiliates. Lender authorizes Borrower to file termination statements for all UCCs previously filed by Lender with respect to such collateral.

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5.      ON BEHALF OF ITSELF AND EACH OBLIGOR, BORROWER HEREBY RELEASES AND DISCHARGES LENDER AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, “LENDER’S RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH BORROWER OR ANY OBLIGOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY OF LENDER’S RELEASED PARTIES ARISING FROM OR IN CONNECTION WITH THE AMENDED LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

6.      ON BEHALF OF ITSELF AND ITS AFFILIATES, LENDER HEREBY RELEASES AND DISCHARGES BORROWER AND EACH OBLIGOR, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, “BORROWERS RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH LENDER OR ITS AFFILIATES EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY OF BORROWER’S RELEASED PARTIES FROM OR IN CONNECTION WITH THE AMENDED LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

7.      This agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of the Agreement by telecopy shall be effective as an original and shall constitue a representation that an executed original shall be delivered.

8.      This Agreement embodies the entire agreement and understanding between the parties hereto and supercedes all prior agreements and understandings (oral or written) relating to the subject matter hereof. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the state of Illinois.

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

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Borrower:

MERCANTILE BANCORP, INC.

By:	/s/ Ted T. Awerkamp
Name :	Ted T. Awerkamp
Title:	President & Chief Executive Officer

Lender

GREAT RIVER BANCSHARES, INC.

By:	/s/ R. Dean Phillips
Name:	R. Dean Phillips
Title:	Chairman of the Board

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